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                                                                    EXHIBIT 10.1

                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of March 16, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and INTERNET COMMERCE CORPORATION, a Delaware corporation with its principal place of business at 6801 Governors Lake Parkway, Suite 110, Norcross, Georgia 30071 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of May 30, 2003, evidenced by, among other documents, a certain Accounts Receivable Financing Agreement dated May 30, 2003 between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated October 22, 2003, as further amended by a certain Second Loan Modification Agreement dated August 31, 2004, and as further amended by a certain Third Loan Modification Agreement dated December 31, 2004 (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of May 30, 2003 (the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

              Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         Modifications to Loan Agreement.

                  1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    " "APPLICABLE RATE" is a per annum rate
                                    equal to the Prime Rate plus 0.35%."

                           and inserting in lieu thereof the following:

                                    " "APPLICABLE RATE" is a per annum rate
                                    equal to the Prime Rate plus 0.25%;
                                    provided, however, for any Reconciliation
                                    Period in which Borrower's Adjusted Quick
                                    Ratio is less than 1.25 to 1.0 at any time, the Applicable Rate shall be a per annum rate equal to the Prime Rate plus 0.75% for such Reconciliation Period."

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    " "FACILITY PERIOD" is the period beginning on this date and continuing until February 12, 2005, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

                           and inserting in lieu thereof the following:



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                                    " "FACILITY PERIOD" is the period beginning
                                    on this date and continuing until March 16, 2006, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                                    " "QUICK ASSETS" is, on any date, the
                                    Borrower's consolidated, unrestricted cash, cash equivalents, net accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP."

                           and inserting in lieu thereof the following:

                                    " "QUICK ASSETS" is, on any date, the
                                    Borrower's consolidated, unrestricted cash, cash equivalents, and net accounts receivable determined according to GAAP."

                  4. The Loan Agreement shall be amended by deleting the following, appearing as Section 3.4 thereof:

                                    "3.4 COLLATERAL HANDLING FEE. On each
                                    Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.20% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period. After an Event of Default, the Collateral Handling Fee will increase an additional 0.30% effective immediately before the Event of Default."

                           and inserting in lieu thereof the following:

                                    "3.4 COLLATERAL HANDLING FEE. On each
                                    Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.15% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period; provided, however, for any Reconciliation Period in which Borrower's Adjusted Quick Ratio is less than 1.25 to 1.0 at any time, the Collateral Handling Fee shall be equal to 0.35% per month of the average daily Financed Receivable Balance outstanding during such Reconciliation Period. After an Event of Default, the Collateral Handling Fee will increase an additional 0.30% effective immediately before the Event of Default."

                  5. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.3(H) thereof:

                                    " (H) Provide Bank with, as soon as
                                    available, but no later than twenty (20) days following each Reconciliation Period, an aged listing of accounts receivables and accounts payable, along with a Deferred Revenue report. All of the foregoing shall be in form and substance reasonably satisfactory to the Bank."

                           and inserting in lieu thereof the following:

                                    " (H) Provide Bank with, as soon as
                                    available, but no later than thirty (30) days following each Reconciliation Period, an aged listing of accounts receivables and accounts payable, along with a Deferred Revenue report. All of

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                                    the foregoing shall be in form and substance
                                    reasonably satisfactory to the Bank."

4. FEES. Borrower shall pay to Bank a modification fee of Ten Thousand Dollars ($10,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.


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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.




BORROWER:                                                     BANK:

INTERNET COMMERCE CORPORATION                                 SILICON VALLEY BANK
By:          /s/ Glen Shipley                                 By:      /s/ Nathan Ottinger
  ------------------------------------------                     -----------------------------------------

Name:        Glen Shipley                                     Name:    Nathan Ottinger
    ----------------------------------------                       ---------------------------------------

Title:   CFO                                                  Title:   Senior Vice President
      --------------------------------------                        --------------------------------------




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